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                                                                   EXHIBIT 23.14


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use of our report dated September 17, 1997, on the combined financial statements of the Crow Family Hotel Partnerships (and to all references to our Firm), incorporated by reference in Post-Effective Amendment No. 1 to the Joint Registration Statement on Form S-3 of Patriot American Hospitality, Inc. and Wyndham International, Inc.

                                                   /s/ Arthur Andersen LLP

Dallas, Texas
October 1, 1998